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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 4, 2004


                                MERCK & CO., INC.
             (Exact name of registrant as specified in its charter)

        New Jersey                     1-3305                    22-1109110
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


            One Merck Drive
   P.O. Box 100, Whitehouse Station, NJ                           08889-0100
 (Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (908) 423-1000

                                 Not Applicable
             (Former name or former address, if changed since last report)


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Item 5. Other Events

On February 4, 2004, Merck & Co., Inc. entered into an underwriting agreement (the "Underwriting Agreement") with Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, for the sale of $350,000,000 2.50% Notes due March 30, 2007.

The Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Statements, and Exhibits

        (c)     Exhibits

                1.1 Underwriting Agreement, dated February 4, 2004, between Merck & Co., Inc. and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERCK & CO., INC.
                                               (Registrant)



February 10, 2004                              /s/ Debra A. Bollwage
                                               ---------------------
                                               DEBRA A. BOLLWAGE
                                               Assistant Secretary




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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number                 Description
-------                ------------
1.1                    Underwriting Agreement, dated February 4, 2004,
                       between Merck & Co. Inc. and Citigroup Global
                       Markets Inc. and Morgan Stanley & Co. Incorporated.